Goodwill And Other Intangible Assets - Schedule of Expected Amortization Expense Related to Amortizable Intangibles in Future Periods (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Finite-Lived Intangible Assets [Line Items]
2014	$ 25,487
2015	38,905
2016	18,375
2017	16,617
2018 and thereafter	7,820
Other Intangible Assets, Net Carrying Amount	$ 107,204	$ 134,020	$ 91,009